                                                                EXHIBIT 10.15 TO
                                                          REGISTRATION STATEMENT
                                                                     ON FORM S-4

                          CORAM HEALTHCARE CORPORATION
                     1994 STOCK OPTION/STOCK ISSUANCE PLAN

                                  ARTICLE ONE

                                    GENERAL

I. PURPOSE OF THE PLAN

     A. This 1994 Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of Coram Healthcare Corporation, a Delaware corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), (ii) the non-employee members of the Corporation's Board of Directors or the board of directors of any parent or subsidiary corporation and (iii) those consultants and other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

     B. The Plan shall be implemented in connection with the reorganization of the Constituent Corporations to be effected pursuant to the Agreement and Plan of Merger dated as of February 6, 1994. Pursuant to such reorganization, each of the Constituent Corporations shall merge with a wholly-owned subsidiary of the Corporation and thereby become a separate operating subsidiary of the Corporation, and all of the outstanding shares of the common stock of each such Constituent Corporation shall be converted into shares of the Corporation's common stock. The Plan shall become effective immediately with the consummation of the mergers contemplated by such reorganization, and the effective date of those mergers shall serve as the Effective Date of the Plan.

II. DEFINITIONS

     A.  For purposes of the Plan, the following definitions shall be in effect:

     BOARD: the Corporation's Board of Directors.

     CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

          - the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

          - a change in the composition of the Board over a period of thirty-six
     (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either
     (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause
     (a) who were still in office at the time such election or nomination was approved by the Board.

     CODE: the Internal Revenue Code of 1986, as amended.

     COMMON STOCK: shares of the Corporation's common stock, par value $0.001 per share.

                                      (154)

     CONSTITUENT CORPORATIONS: Curaflex Health Services, Inc., a Delaware corporation; HealthInfusion, Inc., a Florida corporation; Medisys, Inc., a Delaware corporation, and T2 Medical, Inc., a Delaware corporation. Each of the Constituent Corporations shall become a separate wholly-owned operating subsidiary of the Corporation pursuant to the Agreement and Plan of Merger to be submitted to stockholder approval at a special stockholders meeting to be held
separately by each Constituent Corporation on June   , 1994.

     CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

          - a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

          - the sale, transfer or other disposition of all or substantially all of the assets of the Corporation (including the capital stock of the Corporation's subsidiary corporations) in complete liquidation or dissolution of the Corporation, or

          - any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

     EFFECTIVE DATE: the date on which each of the Constituent Corporations will merge into a wholly-owned subsidiary of the Corporation in accordance with the Agreement and Plan of Merger dated as of February 6, 1994, is consummated.

     EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

     EXERCISE DATE: the date on which the Corporation shall have received written notice of the option exercise.

     FAIR MARKET VALUE: the fair market value per share of Common Stock determined in accordance with the following provisions:

          - The Fair Market Value per share of Common Stock on any relevant date under the Plan other than the Effective Date shall be the closing selling price per share on the date in question on the New York Stock Exchange, as such price is reported on the composite tape of transactions on such exchange. If there is no reported closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          - The Fair Market Value per share of Common Stock subject to any stock option grants made under the Plan on the Effective Date shall be deemed to be equal to the average closing selling price per share of the Common Stock on the New York Stock Exchange for the five (5) consecutive trading day period commencing with the Effective Date.

     HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the following transaction:

          - the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

          - more than fifty percent (50%) of the acquired securities are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

     INCENTIVE OPTION: a stock option which satisfies the requirements of Code
Section 422.

                                      (155)

     INVOLUNTARY TERMINATION: the termination of the Service of any Optionee or Participant which occurs by reason of:

          - such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          - such individual's voluntary resignation following (i) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than five percent (5%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     MISCONDUCT: the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such individual of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, or any other intentional misconduct by such individual adversely affecting the business or affairs of the Corporation in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation or any parent or subsidiary may consider as grounds for the dismissal or discharge of any Optionee, Participant or other individual in the Service of the Corporation.

     NEWLY ISSUED SHARES: shares of Common Stock drawn from the Corporation's authorized but unissued shares of Common Stock.

     1934 ACT: the Securities and Exchange Act of 1934, as amended.

     STATUTORY OPTION: a stock option not intended to meet the requirements of Code Section 422.

     OPTIONEE: any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program in effect under the Plan.

     PARTICIPANT: any person who receives a direct issuance of Common Stock under the Stock Issuance Program in effect under the Plan.

     PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee or Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     PLAN ADMINISTRATOR: the particular entity, whether the Primary Committee, any secondary committee or the Board, which is authorized (either pursuant to the express provisions of the Plan or by resolution of the Board) to exercise administrative discretion under the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible individuals, to the extent such entity is acting within the scope of its administrative authority under such programs with respect to those individuals over which it has jurisdiction.

     PRIMARY COMMITTEE: a committee of two (2) or more non-employee Board members appointed by the Board.

     SERVICE: the provision of services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

     TAKE-OVER PRICE: the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

     TREASURY SHARES: shares of Common Stock reacquired by the Corporation and held as treasury shares.

                                      (156)

     B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

          Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in any other corporation in such chain.

          Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in any other corporation in such chain.

III. STRUCTURE OF THE PLAN

     A. Stock Programs. The Plan shall be divided into four separate components:

          - The Discretionary Option Grant Program, under which eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two.

          - The Automatic Option Grant Program, under which non-employee Board members shall automatically receive special option grants at periodic intervals to purchase shares of Common Stock in accordance with the provisions of Article Three.

          - The Stock Issuance Program, under which eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price not less than eighty-five percent (85%) of their Fair Market Value at the time of issuance or as a bonus tied to the performance of services or the Corporation's attainment of financial objectives.

     B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Six shall apply to the Discretionary Option Grant, Automatic Option Grant and Stock Issuance Programs and shall accordingly govern the interests of all individuals under the Plan.

IV. ADMINISTRATION OF THE PLAN

     A. The Plan shall be administered in accordance with the following provisions:

          - The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to those individuals subject to the short-swing profit restrictions of the Federal securities laws. No Board member shall be eligible to serve on the Primary Committee if such individual has, within the twelve
     (12)-month period immediately preceding the date such individual is to be appointed to the Primary Committee, received an option grant or stock issuance under this Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any parent or subsidiary corporation), other than pursuant to the Automatic Option Grant Program specified in Article Three or any similar automatic option grant programs in effect for the non-employee directors of the Constituent Corporations prior to the Effective Date.

          - Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other individuals eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a secondary committee of two (2) or more Board members appointed by the Board, or the Board may retain the power to administer those programs with respect to all individuals who are not subject to the short-swing profit restrictions of the Federal securities laws. The membership of any secondary committee may include Board members who are Employees eligible to receive option grants or stock issuances under this Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any parent or subsidiary corporation).

                                      (157)

          - Members of the Primary Committee or any secondary committee shall serve for such period as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time reassume all administrative powers and authority delegated under the Plan to any secondary committee appointed by the Board.

     B. The Plan Administrator shall, within the scope of its administrative authority under the Plan, have full power and discretion (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of each such program and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative authority under the Plan, shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program or any outstanding option or stock issuance thereunder.

     C. Service on the Primary Committee or the secondary committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of either committee shall be liable for any act or omission made in good faith with respect to the Plan or any option granted or shares issued under the Plan.

     D. Administration of the Automatic Option Grant shall be self-executing in accordance with the express terms and conditions of Article Three, respectively, and no Plan Administrator shall exercise any discretionary functions with respect to the option grants made pursuant to such programs.

V. OPTION GRANTS AND STOCK ISSUANCES

     A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two and the Stock Issuance Program under Article Five are as follows:

          - officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

          - non-employee members of the board of directors of any parent or subsidiary corporations, provided such individuals do not concurrently serve as members of the Board; and

          - those consultants or other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

     B. Non-employee Board members shall not be eligible to participate in the Discretionary Option Grant or Stock Issuance Program or in any other stock option, stock purchase, stock bonus or other stock plan of the Corporation (or its parent or subsidiary corporations). Such non-employee Board members shall be eligible to receive automatic option grants under Article Three; however, Mr. Carter shall on the Effective Date receive the option grant which the Board has authorized for him under Article Four in lieu of the initial automatic option grant provided under Article Three.

     C. The Plan Administrator shall have full authority to determine, (i) with respect to the option grants made under the Discretionary Option Grant Program, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding and (ii), with respect to stock issuances under the Stock Issuance Program, which eligible individuals are to be selected for participation, the number of shares to be issued to each selected individual, the vesting schedule (if any) to be applicable to the issued shares and the consideration to be paid for such shares.

                                      (158)

VI. STOCK SUBJECT TO THE PLAN

     A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 7,600,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section VI.

     B. In no event may the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances exceed 5,000,000 shares over the term of the Plan.

     C. Should one or more outstanding options under the Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two), then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Shares subject to any option or portion thereof surrendered in accordance with the stock appreciation right provisions of the Plan and all share issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a share issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

     D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate over the term of the Plan, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per newly elected or continuing non-employee Board member under the Automatic Option Grant Program and (iv) the number and/or class of securities and price per share in effect under each option outstanding under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

I. TERMS AND CONDITIONS OF OPTIONS

     Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

                                      (159)

     A.  Exercise Price.

     1. The exercise price per share under this Article Two shall be fixed by the Plan Administrator in accordance with the following provisions:

          The exercise price per share of Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

          The exercise price per share of Common Stock subject to a Non-Statutory Option shall in no event be less than eighty-five percent (85%) of the Fair Market Value of such Common Stock on the grant date.

     2. The exercise price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Six and the instrument evidencing the grant, shall be payable in one of the alternative forms specified below:

          (i) full payment in cash or check made payable to the Corporation's order,

          (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date,

          (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order, or

          (iv) to the extent the option is exercised for vested shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide concurrent irrevocable written instructions (I) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

     B. Term and Exercise of Options. Each option granted under this Article Two shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option. No granted option shall, however, have a maximum term in excess of ten (10) years. During the lifetime of the Optionee, the option, together with any stock appreciation rights pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable other than by transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death.

     C.  Termination of Service.

     1. Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph 7 below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

     2. Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. However, the right to exercise such option shall lapse upon the earlier of (i) the third anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or (ii) the specified expiration

                                      (160)
date of the option term. Accordingly, upon the occurrence of the earlier event, the option shall terminate and cease to remain outstanding.

     3. Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

     4. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to remain outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to remain outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested.

     5. Should the Optionee's Service be terminated for Misconduct, all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to remain outstanding.

     6. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under this Section I.C, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of vested shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

     7. The Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraphs 1 and 2 above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

     D. Stockholder Rights. An Optionee shall have none of the rights of a stockholder with respect to any option shares until such individual shall have exercised the option and paid the exercise price for the purchased shares.

     E. Repurchase Rights. The shares of Common Stock acquired under this Article Two may be subject to repurchase by the Corporation in accordance with the following provisions:

          1. The Plan Administrator shall have the discretion to grant options for unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding any unvested shares purchased under such options, then the Corporation shall have the right to repurchase any or all of those unvested shares at the exercise price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

          2. All of the Corporation's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued. However, to the extent any of the Corporation's repurchase rights with respect to the unvested shares held by an Optionee are assigned in the Corporate Transaction pursuant to clause
     (i) above, those repurchase rights shall subsequently terminate, and all the shares subject to the terminated rights shall immediately vest in full, upon the Involuntary Termination of the

                                      (161)

     Optionee's Service (other than for Misconduct) within eighteen (18) months after the effective date of the Corporate Transaction.

          3. The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Article Two and thereby accelerate the vesting of such shares in whole or in part at any time.

II. INCENTIVE OPTIONS

     The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to such terms and conditions.

     A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then the option may nevertheless be exercised in that calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

     B. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date and the option term shall not exceed five (5) years measured from the grant date.

     Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Six shall apply to all Incentive Options granted hereunder.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. However, upon an Optionee's cessation of Service by reason of an Involuntary Termination (other than for Misconduct) within eighteen (18) months after a Corporate Transaction in which his or her outstanding options are assumed or replaced pursuant to clause (i) above, each such option shall automatically accelerate and become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. The option as so accelerated shall remain exercisable until the earlier of (i) the expiration of the

                                      (162)
option term or (ii) the expiration of the one (1)-year period measured from the date of such Involuntary Termination. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its parent company.

     C. Each outstanding option under this Article Two that is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and participant basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

     D. The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of the Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

     E. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term or the surrender of such option in accordance with Section V of this Article Two.

     F. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     G. The portion of any Incentive Option accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option under the Federal tax laws only to the extent the dollar limitation of Section II of this Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the Federal tax laws.

IV. CANCELLATION AND REGRANT OF OPTIONS

     The Primary Committee shall have the sole and exclusive authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share based upon the Fair Market Value of the Common Stock on the new grant date.

V. STOCK APPRECIATION RIGHTS

     A. One or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

                                      (163)

     B. No such option surrender shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section V may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

     C. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

     D. One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Primary Committee's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over, each such officer holding one or more options with such a limited stock appreciation right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for fully vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such vested shares. Such cash distribution shall be made within five (5) days following the option surrender date. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

     E. The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section V shall NOT be available for subsequent issuance under the Plan.

                                 ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM

I. ELIGIBILITY

     A. Eligible Optionees. The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three shall be limited to (i) those individuals who are serving as non-employee Board members on the Effective Date, (ii) those individuals who are first elected or appointed as non-employee Board members after the Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholder Meetings held after the Effective Date. Any non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of this Article Three.

     B. Limitation. Except for the option grants to be made pursuant to the provisions of this Automatic Option Grant Program and the special option grant to be made to Mr. Carter under Article Four, non-employee Board members shall not be eligible to receive any additional option grants or stock issuances under this Plan or any other stock plan of the Corporation (or its parent or subsidiaries).

                                      (164)

II. TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

     A. Grant Dates. Option grants shall be made under this Article Three on the dates specified below:

          1. Each individual serving as an Eligible Director on the Effective Date (other than Tommy H. Carter) shall automatically be granted on such date a Non-Statutory Option to purchase 75,000 shares of Common Stock upon the terms and conditions of this Article Three.

          2. Each individual who first becomes an Eligible Director after the Effective Date, whether through election by the Corporation's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a Non-Statutory Option to purchase 75,000 shares of Common Stock upon the terms and conditions of this Article Three.

          3. On the date of each Annual Stockholders Meeting held after the Effective Date, each individual who is thereafter to continue to serve as an Eligible Director, whether or not such individual is standing for re-election as a Board member at that particular meeting, shall automatically be granted a Non-Statutory Option to purchase an additional 2,500 shares of Common Stock upon the terms and conditions of this Article Three, provided such individual has served as a Board member for at least six (6) months.

     B. No Limitation. There shall be no limit on the number of such 2,500-share annual option grants any one Eligible Director may receive over his or her period of Board service. The number of shares for which the automatic option grants are to be made to newly elected or continuing Eligible Directors shall be subject to periodic adjustment pursuant to the applicable provisions of
Section VI.E. of Article One.

     C. Exercise Price. The exercise price per share of Common Stock of each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

     D. Payment. The exercise price shall be payable in one of the alternative forms specified in Section I.A.2 of Article Two. To the extent the option is exercised for any unvested shares, the Optionee must execute and deliver to the Corporation a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the Optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of any shares purchased under the option, to the extent those shares are subject to the Corporation's repurchase right.

     E. Option Term. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

     F. Exercisability/Vesting. Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares in accordance with the applicable schedule below:

          - Each initial 75,000-share automatic grant shall vest, and the Corporation's repurchase right shall lapse, with respect to (i) twenty-five percent (25%) of the option shares upon the Optionee's completion of one
     (1) year of Board service measured from the automatic grant date and (ii) the balance of the option shares in equal successive monthly installments over the next thirty-six (36) months of continued Board service thereafter.

          - Each additional 2,500-share automatic grant shall vest, and the Corporation's repurchase right shall lapse, in a series of twelve (12) equal and successive monthly installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) month of Board service measured from the automatic grant date.

     Vesting of the option shares shall be subject to acceleration as provided in Section II.H.3 and Section III of this Article Three. In no event shall any additional option shares vest after the Optionee's cessation of Board service, except as otherwise provided pursuant to Section II.H.3 of this Article Three.

                                      (165)

     G. Non-Transferability. During the lifetime of the Optionee, the automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable other than by transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death.

     H.  Termination of Board Service.

     1. Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under this Article Three, then such individual shall have a six
(6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares in which the Optionee is vested at the time of such cessation of Board service. However, each such option shall immediately terminate and cease to remain outstanding, at the time of such cessation of Board service, with respect to any option shares in which the Optionee is not otherwise at that time vested under such option.

     2. Should the Optionee die within six (6) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)-month period measured from the date of the Optionee's death.

     3. Should the Optionee die or become Permanently Disabled while serving as a Board member, then the shares of Common Stock at the time subject to each automatic option grant held by the Optionee shall immediately vest in full (and the Corporation's repurchase right with respect to such shares shall terminate), and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have a twelve (12)-month period following the date of the Optionee's cessation of Board service in which to exercise such option for any or all of those vested shares of Common Stock.

     4. In no event shall any automatic grant under this Article Three remain exercisable after the expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs 1 through 3 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for any option shares in which the Optionee was vested at the time of his or her cessation of Board service but for which such option was not otherwise exercised.

     I. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to that option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

     J. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Automatic Stock Option Agreement attached as Exhibit A to the Plan.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option under this Article Three but not otherwise vested shall automatically vest in full and the Corporation's repurchase right with respect to those shares shall terminate, so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation and remain fully exercisable until the expiration or sooner termination of the option term, whether or not the Optionee continues in Board service.

                                      (166)

     B. In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option under this Article Three but not otherwise vested shall automatically vest in full and the Corporation's repurchase right with respect to those shares shall terminate, so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. Each option shall remain so exercisable until the expiration or sooner termination of the option term, whether or not the Optionee continues in Board service.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each option held by him or her under this Article Three for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall NOT be available for subsequent issuance under the Plan.

     D. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV. AMENDMENT OF THE AUTOMATIC GRANT PROVISIONS

     The provisions of this Automatic Option Grant Program, together with the automatic option grants outstanding under this Article Three, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

                                  ARTICLE FOUR

                             INITIAL OPTION GRANTS

I. INITIAL OPTION GRANTS

     The Board hereby authorizes the grant of a Non-Statutory Option to each of the following individuals to purchase the number of shares of Common Stock specified below for him upon the terms and conditions of this Article Four. Each grant hereby authorized shall be made pursuant to the provisions of the Discretionary Option Grant Program and shall become effective on the Effective Date.

    INDIVIDUAL        NUMBER OF OPTION SHARES
- ------------------    -----------------------
Tommy H. Carter            94,500 shares
Charles A. Laverty        100,000 shares
James M. Sweeney        3,000,000 shares

II. TERMS AND CONDITIONS OF INITIAL OPTION GRANTS

     A. Exercise Price. The exercise price per share of Common Stock subject to each option grant made pursuant to this Article Four shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Effective Date.

     B.  Option Term. Each such option grant shall have a maximum term of ten
(10) years measured from the Effective Date.

                                      (167)

     C. Exercisability. The option grant to Tommy Carter shall become exercisable for the shares of Common Stock subject to that grant in a series of successive equal annual installments upon Mr. Carter's completion of each year of Service over the three (3)-year period measured from the Effective Date. The option grant to Charles A. Laverty M. Sweeney shall be immediately exercisable for any or all of the option shares as fully-vested shares of Common Stock. The option grant to James M. Sweeney shall be immediately exercisable for any or all of the option shares. However, any shares purchased under such option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon Mr. Sweeney's cessation of Board service prior to vesting in those shares. The option shall vest with respect to (i) twenty-five percent (25%) of the option shares upon Mr. Sweeney's completion of one (1) year of Board service measured from the Effective Date and (ii) the balance of the option shares in equal successive monthly installments over the next thirty-six (36) months of continued Board service thereafter.

     D. Remaining Terms. The remaining terms and conditions of the option grants to Messrs. Carter. Laverty and Sweeney shall be substantially the same as those in effect for all other option grants to be made under the Discretionary Option Grant Program and shall be as set forth in the Special Stock Option Agreements attached to the Plan as Exhibit B (for Mr. Carter), Exhibit C (for Mr. Laverty) and Exhibit D (for Mr. Sweeney). In the event the Plan is not approved by the stockholders of each of the Constituent Corporations prior to the Effective Date, the option grants authorized under this Article Four shall not become effective.

                                  ARTICLE FIVE

                             STOCK ISSUANCE PROGRAM

I.  TERMS AND CONDITIONS OF STOCK ISSUANCES

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Five.

     A.  Consideration

     1. Newly Issued Shares shall be issued under the Stock Issuance Program for one or more of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

          (i) full payment in cash or check made payable to the Corporation's order,

          (ii) a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator, or

          (iii) past services rendered to the Corporation or any parent or subsidiary corporation.

     2. Newly Issued Shares may, in the absolute discretion of the Plan Administrator, be issued for consideration with a value less than one hundred percent (100%) of the Fair Market Value of such shares at the time of issuance, but in no event less than eighty-five percent (85%) of such Fair Market Value.

     3. Treasury Shares may be issued under the Stock Issuance Program for such consideration (including one or more of the items of consideration specified in subparagraph 1 above) as the Plan Administrator may deem appropriate, whether such consideration is in an amount less than, equal to or greater than the Fair Market Value of the Treasury Shares at the time of issuance. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service or the Corporation's attainment of specified performance objectives as the Plan Administrator may establish at the time of issuance.

                                      (168)

     B.  Vesting Provisions

     1. The shares of Common Stock issued under the Stock Issuance Program (other than shares issued in lieu of salary) may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in installments over the Participant's period of Service. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

          (i) the Service period to be completed by the Participant or the performance objectives to be achieved by the Corporation,

          (ii) the number of installments in which the shares are to vest,

          (iii) the interval or intervals (if any) which are to lapse between installments, and

          (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

     2. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Stock Issuance Program, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued, subject to (i) the same vesting requirements applicable to the Participant's unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

     3. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Stock Issuance Program, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares. The surrendered shares may, at the Plan Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status.

     4. The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. Upon the occurrence of any Corporate Transaction, all unvested shares of Common Stock at the time outstanding under this Stock Issuance Program shall immediately vest in full and the Corporation's repurchase rights shall terminate, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed in the Issuance Agreement. However, to the extent any of the Corporation's repurchase rights with respect to the unvested shares held by a Participant are assigned in the Corporate Transaction pursuant to clause (i) above, those repurchase rights shall subsequently terminate,

                                      (169)
and all the shares subject to the terminated rights shall immediately vest in full, upon the Involuntary Termination of the Participant's Service (other than for Misconduct) within eighteen (18) months after the effective date of the Corporate Transaction.

     B. The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually anticipated Change in Control or at the time of an actual Change in Control, to provide for the immediate and automatic vesting of one or more unvested shares outstanding under the Stock Issuance Program, and the termination of the Corporation's repurchase rights with respect to those shares, at the time of such Change in Control. The Plan Administrator shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Participant's Service within a specified period following the Change in Control.

III. TRANSFER RESTRICTIONS/SHARE ESCROW

     A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets issued with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or other securities or assets) vests. Alternatively, if the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE SUBJECT TO
(I) CERTAIN TRANSFER RESTRICTIONS AND (II) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER
PREDECESSOR IN INTEREST) DATED             , 199  , A COPY OF WHICH IS ON FILE
AT THE PRINCIPAL OFFICE OF THE CORPORATION."

     B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift, or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled in accordance with substantially the same procedures in effect under Section I.B.3 of this Article Five, and neither the Participant nor the proposed transferee shall have any rights with respect to such cancelled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to the Participant's spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement.

                                  ARTICLE SIX

                                 MISCELLANEOUS

I. LOANS OR INSTALLMENT PAYMENTS

     A. The Plan Administrator may, in its discretion, assist any Optionee or Participant, to the extent such Optionee or Participant is an Employee (including an Optionee or Participant who is an officer of the Corporation), in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or

                                      (170)

Participant or (ii) permitting the Optionee or Participant to pay the exercise price or purchase price for the purchased shares in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the exercise or purchase price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

     B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

II. AMENDMENT OF THE PLAN AND AWARDS

     A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, (i) no such amendment or modification shall adversely affect rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan, unless the Optionee or Participant consents to such amendment, and (ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be in compliance with the applicable limitations of Section IV of Article Three or Section III of Article Four. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan, the number of shares for which options may be granted to newly elected or continuing non-employee Board members under Article Three or the maximum number of shares for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate over the term of the Plan, except for permissible adjustments under Section VI.E. of Article One,
(ii) materially modify the eligibility requirements for plan participation or
(iii) materially increase the benefits accruing to Optionees or Participants.

     B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program, which are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant or Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (i) any unexercised excess options shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

III. TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options or the direct issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income tax and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Securities and Exchange Commission Rule 16b-3), provide any or all holders of Non-Statutory Options (other than the options granted pursuant to Article Three or Article Four) or unvested shares under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities (the "Taxes") incurred by such holders in

                                      (171)
connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

     - Stock Withholding: The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (up to one hundred percent (100%)) specified by such holder.

     - Stock Delivery: The holder of the Non-Statutory Option or the unvested shares may be provided with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock already held by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (up to one hundred percent (100%)) specified by such holder.

IV. EFFECTIVE DATE AND TERM OF PLAN

     A. The Plan was adopted by the board of directors of each Constituent Corporation prior to the Effective Date, subject to the approval of the stockholders of each Constituent Corporation at the special stockholders meeting
separately held by each such corporation on June   , 1994. The initial automatic
option grants under Article Four and the special option grants under Article Five are to be made on the Effective Date, and the initial discretionary option grants under Article Two and share issuances under Article Five may also be made on the Effective Date.

     B.  The Plan shall terminate upon the earlier of (i) December 31, 2003 or
(ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise of options or stock appreciation rights granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

V. USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or stock issuances under the Plan shall be used for general corporate purposes.

VI. REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the Common Stock issued pursuant to it.

     B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

VII. NO EMPLOYMENT/SERVICE RIGHTS

     Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the Service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's Service at any time and for any reason, with or without cause.

                                      (172)

                                   EXHIBIT A

                        AUTOMATIC STOCK OPTION AGREEMENT

                          CORAM HEALTHCARE CORPORATION
                        AUTOMATIC STOCK OPTION AGREEMENT

RECITALS

     A. The Corporation has approved an automatic option grant program under the 1994 Stock Option/ Stock Issuance Plan (the "Plan"), pursuant to which special option grants are to be made to eligible members of the Corporation's Board of Directors (the "Board") at periodic intervals over their period of Board service in order to encourage such individuals to remain in the Corporation's service.

     B. Optionee is an eligible Board member and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant of a stock option to purchase shares of the Corporation's common stock ("Common Stock").

     C. The granted option is intended to be a non-statutory option which does not meet the requirements of Section 422 of the Internal Revenue Code and is designed to provide Optionee with a meaningful incentive to continue to serve as a member of the Board.

     NOW, THEREFORE, it is hereby agreed as follows:

          1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, the Corporation hereby grants to Optionee, as of the date of grant (the "Grant Date") specified in the accompanying Notice of Grant of Non-Employee Director Automatic Stock Option (the "Grant Notice"), a stock option to purchase up to that number of shares of Common Stock (the "Option Shares") as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the price per share (the "Exercise Price") specified in the Grant Notice.

          2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall expire at the close of business on the Expiration Date specified in the Grant Notice, unless sooner terminated under Paragraph 5, 7 or 8.

          3. LIMITED TRANSFERABILITY. This option, together with the special stock appreciation right provided under Paragraph 8.b, shall be neither transferable nor assignable by Optionee, other than a transfer of this option effected by will or by the laws of descent and distribution following Optionee's death, and may be exercised, during Optionee's lifetime, only by Optionee.

          4. EXERCISABILITY. This option shall be immediately exercisable for any or all of the Option Shares, whether or not the Option Shares are vested in accordance with the Vesting Schedule set forth in the Grant Notice, and shall remain so exercisable until the expiration or sooner termination of the option term. In no event, however, shall any additional Option Shares vest following Optionee's cessation of service as a Board member.

          5. CESSATION OF BOARD SERVICE. Should Optionee's service as a Board member cease while this option remains outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

             a. Upon Optionee's cessation of Board service for any reason other than death or permanent disability, this option shall immediately terminate and cease to be outstanding with respect to any and all Option Shares in which Optionee is not otherwise at that time vested in accordance with the normal Vesting Schedule set forth in the Grant Notice or the special vesting acceleration provisions of Paragraph 7 or 8.

             b. Should Optionee cease to serve as a Board member for any reason (other than death or permanent disability) while holding this option, then the period for exercising this option shall be

                                      (173)
        reduced to a six (6)-month period commencing with the date of such cessation of Board service, but in no event shall this option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this option may not be exercised for more than the number of Option Shares (if any) in which Optionee is vested on the date Optionee ceases service as a Board member. Upon the earlier of (i) the expiration of such six (6)-month period or (ii) the specified Expiration Date, the option shall terminate and cease to be exercisable with respect to any vested Option Shares for which the option has not been exercised.

             c. Should Optionee die during the six (6)-month period following his or her cessation of Board service, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option for any or all of the Option Shares in which Optionee is vested at the time of Optionee's cessation of Board service (less any Option Shares purchased by Optionee after such cessation of Board service but prior to death). Such right of exercise shall terminate, and this option shall accordingly cease to be exercisable for such vested Option Shares, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (ii) the specified Expiration Date.

             d. Should Optionee die or become permanently disabled while serving as a Board member, then all the Option Shares subject to this option at the time of such cessation of Board service shall immediately vest, and Optionee (or the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution) shall have the right to exercise this option for any or all of those vested Option Shares. Such right of exercise shall terminate, and this option shall accordingly cease to be outstanding with respect to the Option Shares, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date on which Optionee dies or becomes permanently disabled or (ii) the specified Expiration Date.

             e. Optionee shall be deemed to be PERMANENTLY DISABLED if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

             f. In the event of a Corporate Transaction (as defined in Paragraph
        7) or Change in Control (as defined in Paragraph 8), the provisions of Paragraph 7 and 8.a shall govern the period for which this option shall remain exercisable following Optionee's cessation of Board service and shall supersede any provisions to the contrary in this Paragraph 5.

          6. ADJUSTMENT IN OPTION SHARES.

          a. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Common Stock as a class without the Corporation's receipt of consideration, then the number and class of securities purchasable under this option and the Exercise Price payable per share shall be appropriately adjusted to prevent the dilution or enlargement of Optionee's rights hereunder; provided, however, the aggregate Exercise Price shall remain the same.

          b. Upon the assumption of this option in connection with any Corporate Transaction under Paragraph 7, this option shall be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued to Optionee in the consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share, provided the aggregate Exercise Price payable hereunder shall remain the same.

                                      (174)

          7. CORPORATE TRANSACTION. In the event of any of the following stockholder-approved transactions to which the Corporation is a party (a "Corporate Transaction"):

             (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

             (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation (including the capital stock of the Corporation's subsidiary corporations) in complete liquidation or dissolution of the Corporation, or

             (iii) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, all Option Shares at the time subject to this option but not otherwise vested shall automatically vest and the Corporation's repurchase right shall terminate so that this option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. The option as so accelerated shall be assumed by the successor corporation in the Corporate Transaction and shall remain exercisable for such fully vested Option Shares, whether or not Optionee continues in Board service, until the earlier of (i) the specified Expiration Date or (ii) the surrender of this option under Paragraph 8.b.

          8. CHANGE IN CONTROL/HOSTILE TAKEOVER.

          a. All Option Shares subject to this option at the time of a Change in Control (as defined below) but not otherwise vested shall automatically vest and the Corporation's repurchase right shall terminate so that this option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. This option shall remain exercisable for such fully vested Option Shares, whether or not Optionee continues in Board service, until the earlier to occur of (i) the specified Expiration Date or (ii) the surrender of this option under Paragraph 8.b.

          b. Provided this option has been outstanding for at least six (6) months prior to the occurrence of a Hostile Take-Over (as defined below), Optionee shall have an unconditional right (exercisable during the thirty
     (30)-day period immediately following the consummation of such Hostile Take-Over) to surrender this option to the Corporation in exchange for a cash distribution from the Corporation in an amount equal to the excess of
     (i) the Take-Over Price (as defined below) of the Option Shares at the time subject to the surrendered option (whether or not those Option Shares are at the time vested) over (ii) the aggregate Exercise Price payable for such shares.

          To exercise this limited stock appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Corporation with written notice of the option surrender in which there is specified the number of Option Shares as to which the Option is being surrendered. Such notice must be accompanied by the return of Optionee's copy of this Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) days following such delivery date, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Upon receipt of such cash distribution, this option shall be cancelled with respect to the shares subject to the surrendered option (or the surrendered portion), and Optionee shall cease to have any further right to acquire those Option Shares under this Agreement. In the event this option is surrendered for only a portion of the Option Shares at the time subject thereto, the Corporation shall issue a new stock option agreement (substantially in the form of this Agreement) for the balance of the Option Shares for which this option is not surrendered.

                                      (175)

          This limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by Optionee.

          c. Definitions: For purposes of this Agreement, the following definitions shall be in effect:

             A CHANGE IN CONTROL shall be deemed to occur in the event of a change in ownership or control of the Corporation effected through either of the following transactions:

             (i) the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 (the "1934 Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

             (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

             A HOSTILE TAKE-OVER shall be deemed to occur in the event of a change in ownership of the Corporation effected through the following transaction:

             (i) the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

             (ii) more than fifty percent (50%) of the acquired securities are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

             The TAKE-OVER PRICE per share shall be deemed to be equal to the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over, as determined in accordance with the valuation provisions of Paragraph 9.b, or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting the Hostile Take-Over.

          9. MANNER OF EXERCISING OPTION.

          a. In order to exercise this option for all or any part of the Option Shares for which the option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

             (i) To the extent the option is exercised for vested Option Shares, the Secretary of the Corporation shall be provided with written notice of the option exercise (the "Exercise Notice"), in substantially the form of Exhibit I attached hereto, in which there is specified the number of vested Option Shares which are to be purchased under the exercised option. To the extent the option is exercised for one or more unvested Option Shares, Optionee (or other person exercising the option) shall deliver to the Secretary of the Corporation a stock issuance agreement (in form and substance satisfactory to the Corporation) which grants the Corporation the right to repurchase, at the

                                      (176)

        Exercise Price, any and all unvested Option Shares held by Optionee at the time of his or her cessation of Board service and which precludes the sale, transfer or other disposition of any purchased Option Shares subject to such repurchase right (the "Issuance Agreement").

             (ii) The aggregate Exercise Price for the purchased shares shall be paid in one of the following alternative forms:

                (A) full payment in cash or check made payable to the Corporation's order;

                (B) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such terms are defined below);

                (C) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

                (D) to the extent the option is exercised for vested Option Shares, full payment effected through a broker-dealer sale and remittance procedure pursuant to which Optionee shall provide concurrent irrevocable written instructions to (1) a Corporation-designated brokerage firm to effect the immediate sale of the vested shares purchased under the option and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for those shares and (2) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

             (iii) Appropriate documentation evidencing the right to exercise this option shall be furnished the Corporation if the person or persons exercising the option is other than Optionee.

          b. For purposes of Paragraph 9.a and for all other valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be the closing selling price per share on the date in question on the New York Stock Exchange, as such price is reported on the composite tape of transactions on such exchange. If there is no reported closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          c. The Exercise Date shall be the date on which the Exercise Notice is delivered to the Secretary of the Corporation, together with the appropriate Issuance Agreement for any unvested shares acquired under the option. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested shares, payment of the Exercise Price for the purchased shares must accompany such notice.

          d. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares. To the extent any such Option Shares are unvested, the certificates for those Option Shares shall be endorsed with an appropriate legend evidencing the Corporation's repurchase rights and may be held in escrow with the Corporation until such shares vest.

          e. In no event may this option be exercised for any fractional shares.

          10. STOCKHOLDER RIGHTS. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option and paid the Exercise Price for the purchased shares.

          11. NO IMPAIRMENT OF RIGHTS. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair

                                      (177)
     the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

          12. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Common Stock may be listed at the time of such exercise and issuance.

          13. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the Corporation's successors and assigns.

          14. DISCHARGE OF LIABILITY. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. However, the Corporation shall use its best efforts to obtain all such applicable approvals.

          15. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at the Corporate Offices at One Lakeshore Centre, 3281 Guasti Road, Suite 700, Ontario, California 91761. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified.

          16. CONSTRUCTION/GOVERNING LAW. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, including the automatic option grant provisions of Article Three of the Plan. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                      (178)

                                   EXHIBIT I

                             NOTICE OF EXERCISE OF
                             AUTOMATIC STOCK OPTION

     I hereby notify Coram Healthcare Corporation (the "Corporation") that I
elect to purchase           shares of the Corporation's Common Stock (the
"Purchased Shares") at the option exercise price of $          per share (the
"Exercise Price") pursuant to that certain option (the "Option") granted to me
under the Corporation's 1994 Stock Option/Stock Issuance Plan on             ,
1994 to purchase up to           shares of the Corporation's Common Stock.

     Concurrently with the delivery of this Exercise Notice to the Secretary of the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker/dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price for any Purchased Shares in which I am vested at the time of exercise.

Date                        , 199
     ----------------------      --

                                               --------------------------------
                                                Optionee

                                                Address:
                                                         ----------------------

                                               --------------------------------

Print name in exact manner
it is to appear on the
stock certificate:
                                               --------------------------------

Address to which certificate
is to be sent, if different
from address above:
                                               --------------------------------


                                               --------------------------------

Social Security Number:
                                               --------------------------------

Employee Number:
                                               --------------------------------


                                      (179)

                                   EXHIBIT B

                             STOCK OPTION AGREEMENT
                              FOR TOMMY H. CARTER

                          CORAM HEALTHCARE CORPORATION
                             STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT made this      day of             , 1994 by and
between Coram HealthCare Corporation, a Delaware corporation (the
"Corporation"), and Tommy H. Carter (the "Optionee").

                                  WITNESSETH:

RECITALS

     A. The Corporation's Board of Directors (the "Board") has adopted the Corporation's 1994 Stock Option/Stock Issuance Plan (the "Plan") for the purpose of attracting and retaining the services of key employees (including officers and directors), non-employee Board members and consultants and other independent advisors.

     B. Optionee is an individual who is to render valuable services to the Corporation or one or more parent or subsidiary corporations, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of a stock option to purchase shares of the Corporation's common stock ("Common Stock").

     NOW, THEREFORE, it is hereby agreed as follows:

          1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, the Corporation hereby grants to Optionee, as of
                 , 1994 (the "Grant Date"), a Non-Statutory Stock Option to purchase up to 94,500 shares of Common Stock (the "Option Shares"). Such Option Shares shall be purchasable from time to time during the option term
     at $          per share (the "Exercise Price").

          2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall expire at the close of
     business on             , 2004 (the "Expiration Date"), unless sooner
     terminated in accordance with Paragraph 5.

          3. LIMITED TRANSFERABILITY. This option shall be neither transferable nor assignable by Optionee other than a transfer effected by will or by the laws of descent and distribution following Optionee's death, and may be exercised, during Optionee's lifetime, only by Optionee.

          4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares in a series of three (3) equal and successive annual installments upon Optionee's completion of each year of service as a Board member over the three (3)-year period measured from the Grant Date. As the option becomes exercisable for one or more installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5. In no event shall this option become exercisable for any additional Option Shares following Optionee's cessation of Board service.

          5. CESSATION OF SERVICE. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

             a. Upon Optionee's cessation of Board service for any reason, this option shall immediately terminate and cease to remain outstanding for any Option Shares for which it is not otherwise at that time exercisable.

                                      (180)

             b. Should Optionee cease Board service for any reason other than death or permanent disability while this option remains outstanding, then Optionee shall have a six (6)-month period measured from the date of such cessation of Board service in which to exercise this option for any or all of the Option Shares for which this option is exercisable at the time of such cessation of Board service. In no event, however, may this option be exercised at any time after the specified Expiration Date. Upon the expiration of such six (6)-month period or (if earlier) upon the specified Expiration Date, this option shall terminate and cease to remain outstanding for any exercisable Option Shares for which this option has not otherwise been exercised.

             c. Should Optionee die while in Board service or within the six
        (6)-month period following his cessation of Board service, then the personal representative of Optionee's estate or the person or persons to whom this option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise the option for any or all of the Option Shares for which this option is exercisable at the time of Optionee's cessation of Board service, less any Option Shares subsequently purchased by Optionee prior to death. Such right shall lapse, and this option shall terminate and cease to remain outstanding, upon the earlier of (i) the first anniversary of the date of Optionee's death or (ii) the Expiration Date.

             d. Should Optionee become permanently disabled and cease by reason thereof to remain in Board service at any time during the option term, then Optionee shall have a twelve (12)-month period commencing with the date of such cessation of Board service in which to exercise this option for any or all of the Option Shares for which this option is exercisable at the time of such cessation of Board service. In no event, however, may this option be exercised at any time after the specified Expiration Date. Upon the expiration of such limited period of exercisability or (if earlier) upon the Expiration Date, this option shall terminate and cease to remain outstanding.

           e. During the limited period of post-service exercisability applicable pursuant to Paragraphs 5.b through 5.d, this option may not be exercised in the aggregate for more than the number of Option Shares (if any) for which this option is, at the time of Optionee's cessation of Board service, exercisable in accordance with either the normal exercise provisions specified in Paragraph 4 or the special acceleration provisions of Paragraph 6 or 7.

             f. Optionee shall be deemed to be PERMANENTLY DISABLED if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

             g. In the event of a Corporate Transaction (as defined in Paragraph
        6) or Change in Control (as defined in Paragraph 7), the provisions of Paragraphs 6 and 7.a shall govern the period for which this option shall remain exercisable following Optionee's cessation of Board service and shall supersede any provisions to the contrary in this Paragraph 5.

          6. CORPORATE TRANSACTION.

          a. In the event of any of the following stockholder-approved transactions to which the Corporation is a party (a "Corporate Transaction"):

             (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

             (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation (including the capital stock of the Corporation's subsidiary corporations) in complete liquidation or dissolution of the Corporation, or

             (iii) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger,

                                      (181)
             this option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully vested shares. The option as accelerated shall be assumed by the successor corporation in the Corporate Transaction and shall remain exercisable for such fully vested Option Shares, whether or not Optionee continues in Board service, until the earlier of (i) the specified Expiration Date or (ii) the surrender of this option under Paragraph 19.

          b. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          7. CHANGE IN CONTROL.

          a. This option shall, immediately prior to the effective date of a Change in Control, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully vested shares. This option shall remain exercisable for such fully vested Option Shares, whether or not Optionee continues in Board service, until the earlier of (i) the specified Expiration Date or
     (ii) the surrender of this option under Paragraph 19.

          b. A CHANGE IN CONTROL shall be deemed to occur for purposes of this Paragraph 7 in the event of a change in ownership or control of the Corporation effected through either of the following transactions:

             - the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 (the "1934 Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

             - a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

          8. ADJUSTMENT IN OPTION SHARES.

          a. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class effected without the Corporation's receipt of consideration, the Plan Administrator shall make appropriate adjustments to (i) the number and/or class of securities subject to this option and (ii) the Exercise Price payable per share in order to prevent any dilution or enlargement of benefits hereunder. Such adjustments shall be final, binding and conclusive.

          b. Upon the assumption of this option in connection with any Corporate Transaction under Paragraph 6, this option shall be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued to Optionee in the consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share, provided the aggregate Exercise Price payable hereunder shall remain the same.

          9. Privilege of Stock Ownership. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised the option and paid the Exercise Price for the purchased Option Shares.

                                      (182)

          10. MANNER OF EXERCISING OPTION.

          a. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

             (i) Deliver to the Secretary of the Corporation an executed notice of exercise in substantially the form of Exhibit I to this Agreement (the "Exercise Notice") in which there is specified the number of Option Shares which are to be purchased under the exercised option.

             (ii) Pay the aggregate Exercise Price for the purchased shares through one or more of the following alternatives:

                (A) full payment in cash or by check made payable to the Corporation's order;

                (B) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such terms are defined below);

                (C) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the Exercise Date and cash or check payable to the Corporation's order; or

                (D) full payment effected through a broker-dealer sale and remittance procedure pursuant to which Optionee shall concurrently provide irrevocable written instructions to (1) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld in connection with such purchase and (2) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

             (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

          b. For purposes of Paragraph 10.a and for all other valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be the closing selling price per share on the date in question on the New York Stock Exchange, as such price is reported on the composite tape of transactions on such exchange. If there is no reported closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          c. The Exercise Date shall be the date on which the executed Exercise Notice is delivered to the Secretary of the Corporation. Except to the extent the sale and remittance procedure specified above is utilized in connection with the option exercise, payment of the Exercise Price for the purchased shares must accompany such notice.

          d. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares.

          e. In no event may this option be exercised for any fractional shares.

          11. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

          12. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock

                                      (183)
     exchange on which shares of Common Stock may be listed for trading at the time of such exercise and issuance.

          13. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs and legal representatives of Optionee and the successors and assigns of the Corporation.

          14.  LIABILITY OF CORPORATION.

          a. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares which may without stockholder approval be issued under the Plan, then this option shall be void with respect to such excess shares unless stockholder approval of an amendment sufficiently increasing the number of shares issuable under the Plan is obtained in accordance with the provisions of Section II of Article Six of the Plan.

          b. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation however, shall use its best efforts to obtain all such approvals.

          15. NO IMPAIRMENT OF RIGHTS. This Agreement shall not in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

          16. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at the Corporation's principal offices at One Lakeshore Centre, 3281 Guasti Road, Suite 700, Ontario, California 91761. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on this Agreement. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified.

          17. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

          18. WITHHOLDING. Optionee shall make appropriate arrangements with the Corporation or any parent or subsidiary employing Optionee for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the exercise of this option.

          19.  LIMITED STOCK APPRECIATION RIGHT.

          a. Provided this option has been outstanding for at least six (6) months prior to the occurrence of a Hostile Take-Over, Optionee shall have an unconditional right (exercisable during the thirty (30)-day period immediately following the consummation of such Hostile Take-Over) to surrender this option to the Corporation in exchange for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the Option Shares at the time subject to this option (whether or not the option is otherwise exercisable for those Option Shares) over (ii) the aggregate Exercise Price payable for such shares.

          b. To exercise such limited stock appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Corporation with written notice of the option surrender in which there is specified the number of Option Shares as to which the option is being surrendered. Such notice must be accompanied by the return of Optionee's copy of this Agreement, together with any written

                                      (184)
     amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) days following such delivery date, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Upon receipt of such cash distribution, this option shall be cancelled with respect to the shares subject to the surrendered option (or the surrendered portion thereof), and Optionee shall cease to have any further right to acquire those Option Shares. In the event this option is surrendered for only a portion of the Option Shares, the Corporation shall issue a new stock option agreement (substantially in the form of this Agreement) for the balance of the Option Shares.

          c. Such limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by Optionee.

          d. For purposes of this Paragraph 19, the following definitions shall be in effect:

             A HOSTILE TAKE-OVER shall be deemed to occur in the event of a change in ownership of the Corporation effected through the following transaction:

                (i) the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

                (ii) more than fifty percent (50%) of the acquired securities are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of
           Section 16 of the 1934 Act.

             The TAKE-OVER PRICE per share shall be deemed to be equal to the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over, as determined in accordance with the valuation provisions of Paragraph 10.b, or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting the Hostile Take-Over.

          20. PLAN SUMMARY AND PROSPECTUS. Optionee hereby acknowledges receipt of a copy of the official Plan Summary and Prospectus attached hereto as
     Exhibit II. A copy of the Plan is also available upon request made to the Corporate Secretary at the Corporation's principal offices at One Lakeshore Centre, 3281 Guasti Road, Suite 700, Ontario, California 91761.

                                      (185)

     IN WITNESS WHEREOF, CORAM HEALTHCARE CORPORATION has caused this Stock Option Agreement to be executed on its behalf by its duly-authorized officer, and Tommy H. Carter has executed this Stock Option Agreement on his behalf, all as of the date first written above.

                                          CORAM HEALTHCARE CORPORATION

                                          By:
                                              ---------------------------------
                                          Title:
                                                 ------------------------------


                                          -------------------------------------
                                                     TOMMY H. CARTER

                                          Address:
                                                   ----------------------------

                                          -------------------------------------


ATTACHMENTS:

EXHIBIT I:   NOTICE OF EXERCISE
EXHIBIT II:  PLAN SUMMARY AND PROSPECTUS

                                      (186)

                                   EXHIBIT I

                       NOTICE OF EXERCISE OF STOCK OPTION

     I hereby notify Coram Healthcare Corporation (the "Corporation") that I
elect to purchase      shares of the Corporation's Common Stock (the "Purchased
Shares") at the option exercise price of $          per share (the "Exercise
Price") pursuant to that certain option (the "Option") granted to me under the
Corporation's 1994 Stock Option/Stock Issuance Plan on                  , 1994.

     Concurrently with the delivery of this Exercise Notice to the Secretary of the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect the payment of the Exercise Price for the Purchased Shares.

Date                        , 199
     ----------------------      --

                                               --------------------------------
                                                Optionee

                                                Address:
                                                         ----------------------

                                               --------------------------------

Print name in exact manner
it is to appear on the
stock certificate:
                                               --------------------------------

Address to which certificate
is to be sent, if different
from address above:
                                               --------------------------------


                                               --------------------------------

Social Security Number:
                                               --------------------------------

Employee Number:
                                               --------------------------------


                                      (187)

                                   EXHIBIT II

                          PLAN SUMMARY AND PROSPECTUS

                                      (188)

                                   EXHIBIT C

                             STOCK OPTION AGREEMENT
                             FOR CHARLES A. LAVERTY

                          CORAM HEALTHCARE CORPORATION
                             STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT made this      day of             1994 by and
between Coram HealthCare Corporation, a Delaware corporation (the
"Corporation"), and Charles A. Laverty ("Optionee").

                                  WITNESSETH:

RECITALS

     A. The Corporation's Board of Directors (the "Board") has adopted the Corporation's 1994 Stock Option/Stock Issuance Plan (the "Plan") for the purpose of attracting and retaining the services of key employees (including officers and directors), non-employee Board members and consultants and other independent advisors.

     B. Optionee is an individual who is to render valuable services to the Corporation or one or more parent or subsidiary corporations, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of a stock option to purchase shares of the Corporation's common stock ("Common Stock").

     NOW, THEREFORE, it is hereby agreed as follows:

          1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, the Corporation hereby grants to Optionee, as of
                 , 1994 (the "Grant Date"), a Non-Statutory Stock Option to purchase up to 100,000 shares of Common Stock (the "Option Shares"). Such Option Shares shall be purchasable from time to time during the option term
     at $          per share (the "Exercise Price").

          2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall expire at the close of
     business on             , 2004 (the "Expiration Date"), unless sooner
     terminated in accordance with Paragraph 5.

          3. LIMITED TRANSFERABILITY. This option shall be neither transferable nor assignable by Optionee other than a transfer effected by will or by the laws of descent and distribution following Optionee's death, and may be exercised, during Optionee's lifetime, only by Optionee.

          4. DATES OF EXERCISE. This option shall be immediately exercisable for all the Option Shares and may be exercised for any or all of the Option Shares at any time prior to the specified Expiration Date or the sooner termination of the option term under Paragraph 5.

          5. CESSATION OF SERVICE. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

             a. Should Optionee cease Service for any reason other than death or permanent disability while this option remains outstanding, then Optionee shall have a six (6)-month period measured from the date of such cessation of Service in which to exercise this option for any or all of the Option Shares at the time subject to this option. Upon the expiration of such six (6)-month period or (if earlier) upon the specified Expiration Date, this option shall terminate and cease to remain outstanding for any Option Shares for which this option has not otherwise been exercised.

             b. Should Optionee die while in Service or within the six (6)-month period following his cessation of Service, then the personal representative of Optionee's estate or the person or persons to whom this option is transferred pursuant to Optionee's will or in accordance with the laws of descent

                                      (189)
        and distribution shall have the right to exercise the option for any or all of the Option Shares at the time subject to this option, less any Option Shares purchased by Optionee prior to death. Such right shall lapse, and this option shall terminate and cease to remain outstanding, upon the earlier of (i) the first anniversary of the date of Optionee's death or (ii) the Expiration Date.

             c. Should Optionee become permanently disabled and cease by reason thereof to remain in Service at any time during the option term, then Optionee shall have a twelve (12)-month period commencing with the date of such cessation of Service in which to exercise this option for any or all of the Option Shares at the time subject to this option.

             d. In the event of a Corporate Transaction (as defined in Paragraph
        6), the provisions of Paragraph 6 shall govern the period for which this option is exercisable following Optionee's cessation of Service and shall supersede any provisions to the contrary in this Paragraph 5.

             e. For purposes of this Agreement, the following definitions shall be in effect:

                (i) Optionee shall be deemed to remain in SERVICE for so long as such individual performs services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor.

                (ii) Optionee shall be considered to be an EMPLOYEE for so long as such individual performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

                (iii) Optionee shall be deemed to be PERMANENTLY DISABLED and to have incurred a PERMANENT DISABILITY if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                (iv) A corporation shall be considered to be a SUBSIDIARY of the Corporation if it is a member of an unbroken chain of corporations which begins with the Corporation, provided each such corporation in the unbroken chain (other than the last corporation) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                (v) A corporation shall be considered to be a PARENT of the Corporation if it is a member of an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          6. CORPORATE TRANSACTION.

          a. In the event of any of the following stockholder-approved transactions to which the Corporation is a party (a "Corporate Transaction"):

             (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

             (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation (including the capital stock of the Corporation's subsidiary corporations) in complete liquidation or dissolution of the Corporation, or

             (iii) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's

                                      (190)
        outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger,

     this option may, immediately prior to the specified effective date for the Corporate Transaction, be exercised for all or any portion of the Option Shares at the time subject to this option. To the extent not so exercised, this option shall be assumed by the successor corporation in the Corporate Transaction and shall remain exercisable for such Option Shares, whether or not Optionee continues in Service, until the earlier of (i) the specified Expiration Date or (ii) the surrender of this option under Paragraph 19.

          b. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          7. ADJUSTMENT IN OPTION SHARES.

          a. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class effected without the Corporation's receipt of consideration, the Plan Administrator shall make appropriate adjustments to (i) the number and/or class of securities subject to this option and (ii) the Exercise Price payable per share in order to prevent any dilution or enlargement of benefits hereunder. Such adjustments shall be final, binding and conclusive.

          b. Upon the assumption of this option in connection with any Corporate Transaction under Paragraph 6, this option shall be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued to Optionee in the consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share, provided the aggregate Exercise Price payable hereunder shall remain the same.

          8. PRIVILEGE OF STOCK OWNERSHIP. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised the option and paid the Exercise Price for the purchased Option Shares.

          9. MANNER OF EXERCISING OPTION.

          a. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

             (i) Deliver to the Secretary of the Corporation an executed notice of exercise in substantially the form of Exhibit I to this Agreement (the "Exercise Notice") in which there is specified the number of Option Shares which are to be purchased under the exercised option.

             (ii) Pay the aggregate Exercise Price for the purchased shares through one or more of the following alternatives:

                (A) full payment in cash or by check made payable to the Corporation's order;

                (B) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such terms are defined below);

                (C) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Fair Market Value on the Exercise Date and cash or check payable to the Corporation's order; or

                (D) full payment effected through a broker-dealer sale and remittance procedure pursuant to which Optionee shall concurrently provide irrevocable written instructions to (1) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and

                                      (191)
           remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld in connection with such purchase and (2) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

             (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

          b. For purposes of Paragraph 9.a and for all other valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be the closing selling price per share on the date in question on the New York Stock Exchange, as such price is reported on the composite tape of transactions on such exchange. If there is no reported closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          c. The Exercise Date shall be the date on which the executed Exercise Notice is delivered to the Secretary of the Corporation. Except to the extent the sale and remittance procedure specified above is utilized in connection with the option exercise, payment of the Exercise Price for the purchased shares must accompany such notice.

          d. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares.

          e. In no event may this option be exercised for any fractional shares.

          10. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

          11. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of Common Stock may be listed for trading at the time of such exercise and issuance.

          12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs and legal representatives of Optionee and the successors and assigns of the Corporation.

          13. LIABILITY OF CORPORATION.

          a. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares which may without stockholder approval be issued under the Plan, then this option shall be void with respect to such excess shares unless stockholder approval of an amendment sufficiently increasing the number of shares issuable under the Plan is obtained in accordance with the provisions of Section II of Article Six of the Plan.

          b. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation however, shall use its best efforts to obtain all such approvals.

          14. NO EMPLOYMENT/SERVICE CONTRACT.

          a. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in the Service of the Corporation (or any parent or subsidiary employing or retaining Optionee) for any period

                                      (192)
     of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any such parent or subsidiary) or Optionee, which rights are hereby expressly reserved by each party, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

          b. This Agreement shall not in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

          15. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at the Corporation's principal offices at One Lakeshore Centre, 3281 Guasti Road, Suite 700, Ontario, California 91761. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on this Agreement. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified.

          16. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

          17. WITHHOLDING. Optionee shall make appropriate arrangements with the Corporation or any parent or subsidiary employing Optionee for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the exercise of this option.

          18. LIMITED STOCK APPRECIATION RIGHT.

          a. Provided this option has been outstanding for at least six (6) months prior to the occurrence of a Hostile Take-Over, Optionee shall have an unconditional right (exercisable during the thirty (30)-day period immediately following the consummation of such Hostile Take-Over) to surrender this option to the Corporation in exchange for a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the Option Shares at the time subject to this option over (ii) the aggregate Exercise Price payable for such shares.

          b. To exercise such limited stock appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Corporation with written notice of the option surrender in which there is specified the number of Option Shares as to which the option is being surrendered. Such notice must be accompanied by the return of Optionee's copy of this Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) days following such delivery date, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Upon receipt of such cash distribution, this option shall be cancelled with respect to the shares subject to the surrendered option (or the surrendered portion thereof), and Optionee shall cease to have any further right to acquire those Option Shares. In the event this option is surrendered for only a portion of the Option Shares, the Corporation shall issue a new stock option agreement (substantially in the form of this Agreement) for the balance of the Option Shares.

          c. Such limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by Optionee.

          d. For purposes of this Paragraph 19, the following definitions shall be in effect:

             A HOSTILE TAKE-OVER shall be deemed to occur in the event of a change in ownership of the Corporation effected through the following transaction:

             (i) the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common

                                      (193)
        control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 (the "1934 Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

             (ii) more than fifty percent (50%) of the acquired securities are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

             The TAKE-OVER PRICE per share shall be deemed to be equal to the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over, as determined in accordance with the valuation provisions of Paragraph 10.b, or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting the Hostile Take-Over.

          19. PLAN SUMMARY AND PROSPECTUS. Optionee hereby acknowledges receipt of a copy of the official Plan Summary and Prospectus attached hereto as
     Exhibit II. A copy of the Plan is also available upon request made to the Corporate Secretary at the Corporation's principal offices at One Lakeshore Centre, 3281 Guasti Road, Suite 700, Ontario, California 91761.

     IN WITNESS WHEREOF, CORAM HEALTHCARE CORPORATION has caused this Stock Option Agreement to be executed on its behalf by its duly-authorized officer, and Charles A. Laverty has executed this Stock Option Agreement on his behalf, all as of the date first written above.

                                          CORAM HEALTHCARE CORPORATION

                                          By:
                                              ---------------------------------
                                          Title:
                                                 ------------------------------


                                          -------------------------------------
                                                    CHARLES A. LAVERTY

                                          Address:
                                                   ----------------------------

                                          -------------------------------------

Attachments:

EXHIBIT I:  NOTICE OF EXERCISE
EXHIBIT II: PLAN SUMMARY AND PROSPECTUS


                                      (194)

                                   EXHIBIT I

                       NOTICE OF EXERCISE OF STOCK OPTION

     I hereby notify Coram Healthcare Corporation (the "Corporation") that I
elect to purchase           shares of the Corporation's Common Stock (the
"Purchased Shares") at the option exercise price of $          per share (the
"Exercise Price") pursuant to that certain option (the "Option") granted to me under the Corporation's 1994 Stock Option/Stock Issuance Plan on
  , 199  .

     Concurrently with the delivery of this Exercise Notice to the Secretary of the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect the payment of the Exercise Price for the Purchased Shares.

Date                        , 199
     ----------------------      --

                                               --------------------------------
                                                Optionee

                                                Address:
                                                         ----------------------

                                               --------------------------------

Print name in exact manner
it is to appear on the
stock certificate:
                                               --------------------------------

Address to which certificate
is to be sent, if different
from address above:
                                               --------------------------------


                                               --------------------------------

Social Security Number:
                                               --------------------------------

Employee Number:
                                               --------------------------------


                                      (195)

                                   EXHIBIT II

                          PLAN SUMMARY AND PROSPECTUS

                                      (196)

                                   EXHIBIT D

                             STOCK OPTION AGREEMENT
                              FOR JAMES M. SWEENEY

                          CORAM HEALTHCARE CORPORATION
                             STOCK OPTION AGREEMENT
                              FOR JAMES M. SWEENEY

     STOCK OPTION AGREEMENT made this           day of                  , 1994
by and between Coram HealthCare Corporation, a Delaware corporation (the "Corporation"), and James M. Sweeney ("Optionee").

                                  WITNESSETH:

RECITALS

     A. The Corporation's Board of Directors (the "Board") has adopted the Corporation's 1994 Stock Option/Stock Issuance Plan (the "Plan") for the purpose of attracting and retaining the services of key employees (including officers and directors), non-employee Board members and consultants and other independent advisors.

     B. Optionee is an individual who is to render valuable services to the Corporation or one or more parent or subsidiary corporations, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of a stock option to purchase shares of the Corporation's common stock ("Common Stock").

     NOW, THEREFORE, it is hereby agreed as follows:

          1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, the Corporation hereby grants to Optionee, as of
                      , 1994 (the "Grant Date"), a Non-Statutory Stock Option to purchase up to 3,000,000 shares of Common Stock (the "Option Shares"). Such Option Shares shall be purchasable from time to time during the option term
     at $          per share (the "Exercise Price").

          2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall expire at the close of
     business on                  , 2004 (the "Expiration Date"), unless sooner
     terminated under Paragraph 5 or 8.

          3. LIMITED TRANSFERABILITY. This option, together with the special stock appreciation right provided under Paragraph 8.b, shall be neither transferable nor assignable by Optionee, other than a transfer of this option effected by will or by the laws of descent and distribution following Optionee's death, and may be exercised, during Optionee's lifetime, only by Optionee.

          4. EXERCISABILITY/VESTING SCHEDULE. The Option shall be immediately exercisable for all the Option Shares. However, the Option Shares shall be unvested and subject to repurchase by the Corporation, at the Exercise Price paid per share, upon Optionee's cessation of Service prior to vesting in the Option Shares. Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall lapse with respect to, (i) twenty-five percent (25%) of the Option Shares upon Optionee's completion of one (1) year of Service measured from the Grant Date and (ii) the balance of the Option Shares in equal successive monthly installments upon Optionee's completion of each of the next thirty-six (36) months of Service measured from and after the first anniversary of the Grant Date. In no event shall any additional Option Shares vest following Optionee's cessation of Service.

                                      (197)

          5. CESSATION OF SERVICE. Should Optionee's Service cease while this option remains outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

             a. Upon Optionee's cessation of Service for any reason other than death or permanent disability, this option shall immediately terminate and cease to be outstanding with respect to any and all Option Shares in which Optionee is not otherwise at that time vested in accordance with the normal vesting provisions set forth in Paragraph 4 or the special vesting acceleration provisions of Paragraph 7 or 8.

             b. Should Optionee cease Service for any reason (other than death or permanent disability) while holding this option, then the period for exercising this option shall be reduced to a six (6)-month period commencing with the date of such cessation of Service, but in no event shall this option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this option may not be exercised for more than the number of Option Shares (if any) in which Optionee is vested at the time of such cessation of Service. Upon the earlier of (i) the expiration of such six (6)-month period or (ii) the specified Expiration Date, the option shall terminate and cease to be exercisable with respect to any vested Option Shares for which the option has not been exercised.

             c. Should Optionee die during the six (6)-month period following his cessation of Service, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option for any or all of the Option Shares in which Optionee is vested at the time of Optionee's cessation of Service (less any Option Shares purchased by Optionee after such cessation of Service but prior to death). Such right of exercise shall terminate, and this option shall accordingly cease to be exercisable for such vested Option Shares, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (ii) the specified Expiration Date.

             d. Should Optionee die or become permanently disabled while in Service, then all the Option Shares subject to this option at the time of such cessation of Service shall immediately vest, and Optionee or the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option for any or all of those vested Option Shares. Such right of exercise shall terminate, and this option shall accordingly cease to be outstanding with respect to the Option Shares, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date on which Optionee dies or becomes permanently disabled or (ii) the specified Expiration Date.

             e. In the event of a Corporate Transaction (as defined in Paragraph
        7) or Change in Control (as defined in Paragraph 8), the provisions of Paragraph 7 and 8.a shall govern the period for which this option shall remain exercisable following Optionee's subsequent cessation of Service and shall supersede any provisions to the contrary in this Paragraph 5.

             f. For purposes of this Agreement, the following definitions shall be in effect:

                - Optionee shall be deemed to remain in SERVICE for so long as such individual performs services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor.

                - Optionee shall be considered to be an EMPLOYEE for so long as such individual performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

                                      (198)

                - Optionee shall be deemed to be PERMANENTLY DISABLED and to have incurred a PERMANENT DISABILITY if Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

                - A corporation shall be considered to be a SUBSIDIARY of the Corporation if it is a member of an unbroken chain of corporations which begins with the Corporation, provided each such corporation in the unbroken chain (other than the last corporation) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                - A corporation shall be considered to be a PARENT of the Corporation if it is a member of an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          6. ADJUSTMENT IN OPTION SHARES.

          a. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Common Stock as a class without the Corporation's receipt of consideration, then the number and class of securities purchasable under this option and the Exercise Price payable per share shall be appropriately adjusted to prevent the dilution or enlargement of Optionee's rights hereunder; provided, however, the aggregate Exercise Price shall remain the same.

          b. Upon the assumption of this option in connection with any Corporate Transaction under Paragraph 7, this option shall be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued to Optionee in the consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share, provided the aggregate Exercise Price payable hereunder shall remain the same.

          7. CORPORATE TRANSACTION. In the event of any of the following stockholder-approved transactions to which the Corporation is a party (a "Corporate Transaction"):

             (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

             (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation (including the capital stock of the Corporation's subsidiary corporations) in complete liquidation or dissolution of the Corporation, or

             (iii) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, all Option Shares at the time subject to this option but not otherwise vested shall automatically vest and the Corporation's repurchase right shall terminate so that this option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. The option as accelerated shall be assumed by the successor corporation in the Corporate Transaction and shall remain exercisable for such fully vested Option Shares, whether or not Optionee continues in Service, until the earlier of (i) the specified Expiration Date or (ii) the surrender of this option under Paragraph 8.b.

                                      (199)

          8. CHANGE IN CONTROL/HOSTILE TAKEOVER.

          a. All Option Shares subject to this option at the time of a Change in Control (as defined below) but not otherwise vested shall automatically vest and the Corporation's repurchase right shall terminate so that this option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of such shares as fully vested shares of Common Stock. This option shall remain exercisable for such fully vested Option Shares, whether or not Optionee continues in Service, until the earlier of (i) the specified Expiration Date or (ii) the surrender of this option under Paragraph 8.b.

          b. Provided this option has been outstanding for at least six (6) months prior to the occurrence of a Hostile Take-Over (as defined below), Optionee shall have an unconditional right (exercisable during the thirty
     (30)-day period immediately following the consummation of such Hostile Take-Over) to surrender this option to the Corporation in exchange for a cash distribution from the Corporation in an amount equal to the excess of
     (i) the Take-Over Price (as defined below) of the Option Shares at the time subject to the surrendered option (whether or not those Option Shares are at the time vested) over (ii) the aggregate Exercise Price payable for such shares.

          To exercise this limited stock appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Corporation with written notice of the option surrender in which there is specified the number of Option Shares as to which the Option is being surrendered. Such notice must be accompanied by the return of Optionee's copy of this Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) days following such delivery date, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Upon receipt of such cash distribution, this option shall be cancelled with respect to the shares subject to the surrendered option (or the surrendered portion), and Optionee shall cease to have any further right to acquire those Option Shares under this Agreement. In the event this option is surrendered for only a portion of the Option Shares at the time subject thereto, the Corporation shall issue a new stock option agreement (substantially in the form of this Agreement) for the balance of the Option Shares for which this option is not surrendered.

          This limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the option term and may not be assigned or transferred by Optionee.

          c. Definitions: For purposes of this Agreement, the following definitions shall be in effect:

             A CHANGE IN CONTROL shall be deemed to occur in the event of a change in ownership or control of the Corporation effected through either of the following transactions:

             (i) the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 (the "1934 Act")) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

             (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                                      (200)

          A HOSTILE TAKE-OVER shall be deemed to occur in the event of a change in ownership of the Corporation effected through the following transaction:

             (i) the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

             (ii) more than fifty percent (50%) of the acquired securities are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

          THE TAKE-OVER PRICE per share shall be deemed to be equal to the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over, as determined in accordance with the valuation provisions of Paragraph 9.b, or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting the Hostile Take-Over.

          9. MANNER OF EXERCISING OPTION.

          a. In order to exercise this option for all or any part of the Option Shares for which the option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

             (i) To the extent the option is exercised for vested Option Shares, the Secretary of the Corporation shall be provided with written notice of the option exercise (the "Exercise Notice"), in substantially the form of Exhibit I attached hereto, in which there is specified the number of vested Option Shares which are to be purchased under the exercised option. To the extent the option is exercised for one or more unvested Option Shares, Optionee (or other person exercising the option) shall deliver to the Secretary of the Corporation a stock issuance agreement (in form and substance satisfactory to the Corporation) which grants the Corporation the right to repurchase, at the Exercise Price, any and all unvested Option Shares held by Optionee at the time of his cessation of Service and which precludes the sale, transfer or other disposition of any purchased Option Shares subject to such repurchase right (the "Issuance Agreement").

             (ii) The aggregate Exercise Price for the purchased shares shall be paid in one of the following alternative forms:

                (A) full payment in cash or check made payable to the Corporation's order;

                (B) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such terms are defined below);

                (C) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

                (D) to the extent the option is exercised for vested Option Shares, full payment effected through a broker-dealer sale and remittance procedure pursuant to which Optionee shall provide concurrent irrevocable written instructions to (1) a Corporation-designated brokerage firm to effect the immediate sale of the vested shares purchased under the option and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for those shares and (2) the Corporation to deliver

                                      (201)
           the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

             (iii) Appropriate documentation evidencing the right to exercise this option shall be furnished the Corporation if the person or persons exercising the option is other than Optionee.

          b. For purposes of Paragraph 9.a and for all other valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be the closing selling price per share on the date in question on the New York Stock Exchange, as such price is reported on the composite tape of transactions on such exchange. If there is no reported closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          c. The Exercise Date shall be the date on which the Exercise Notice is delivered to the Secretary of the Corporation, together with the appropriate Issuance Agreement for any unvested shares acquired under the option. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested shares, payment of the Exercise Price for the purchased shares must accompany such notice.

          d. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or other person or persons exercising this option) a certificate or certificates representing the purchased Option Shares. To the extent any such Option Shares are unvested, the certificates for those Option Shares shall be endorsed with an appropriate legend evidencing the Corporation's repurchase rights and may be held in escrow with the Corporation until such shares vest.

          e. In no event may this option be exercised for any fractional shares.

          10. STOCKHOLDER RIGHTS. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option and paid the Exercise Price for the purchased shares.

          11. NO IMPAIRMENT OF RIGHTS. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

          12. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Common Stock may be listed at the time of such exercise and issuance.

          13. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the Corporation's successors and assigns.

          14. DISCHARGE OF LIABILITY. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. However, the Corporation shall use its best efforts to obtain all such applicable approvals.

          15. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at the Corporate Offices at One Lakeshore Centre, 3281 Guasti Road, Suite 700, Ontario, California 91761. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at

                                      (202)
     the address indicated below Optionee's signature line on this Agreement. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified.

          16. CONSTRUCTION/GOVERNING LAW. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

          17. NO EMPLOYMENT/SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in the Service of the Corporation (or any parent or subsidiary employing or retaining Optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any such parent or subsidiary) or Optionee, which rights are hereby expressly reserved by each party, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

          18. PLAN SUMMARY AND PROSPECTUS. Optionee hereby acknowledges receipt of a copy of the official Plan Summary and Prospectus attached hereto as
     Exhibit II. A copy of the Plan is also available upon request made to the Corporate Secretary at the Corporation's principal offices at One Lakeshore Centre, 3281 Guasti Road, Suite 700, Ontario, California 91761.

     IN WITNESS WHEREOF, CORAM HEALTHCARE CORPORATION has caused this Stock Option Agreement to be executed on its behalf by its duly-authorized officer, and James M. Sweeney has executed this Stock Option Agreement, all as of the date first written above.

                                          CORAM HEALTHCARE CORPORATION


                                          By:
                                              ------------------------------
                                          Title:
                                                 ---------------------------



                                          ----------------------------------
                                                     JAMES M. SWEENEY

                                          Address:
                                                   -------------------------

                                          ----------------------------------

ATTACHMENTS:

EXHIBIT I:   NOTICE OF EXERCISE
EXHIBIT II:  PLAN SUMMARY AND PROSPECTUS

                                      (203)

                                   EXHIBIT I

                       NOTICE OF EXERCISE OF STOCK OPTION

     I hereby notify Coram Healthcare Corporation (the "Corporation") that I
elect to purchase      shares of the Corporation's Common Stock (the "Purchased
Shares") at the option exercise price of $          per share (the "Exercise
Price") pursuant to that certain option (the "Option") granted to me under the
Corporation's 1994 Stock Option/Stock Issuance Plan on             , 1994 to
purchase up to shares of the Corporation's Common Stock.

     Concurrently with the delivery of this Exercise Notice to the Secretary of the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker/dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price for any Purchased Shares in which I am vested at the time of exercise.

Date                         , 199
     -----------------------      --

                                               --------------------------------
                                                Optionee

                                                Address:
                                                         ----------------------

                                               --------------------------------

Print name in exact manner
it is to appear on the
stock certificate:
                                               --------------------------------

Address to which certificate
is to be sent, if different
from address above:
                                               --------------------------------


                                               --------------------------------

Social Security Number:
                                               --------------------------------

Employee Number:
                                               --------------------------------


                                      (204)

                                   EXHIBIT II

                          PLAN SUMMARY AND PROSPECTUS

                                      (205)

                                                                   INITIAL GRANT

                          CORAM HEALTHCARE CORPORATION

                    NOTICE OF GRANT OF NON-EMPLOYEE DIRECTOR
                             AUTOMATIC STOCK OPTION

     Notice is hereby given of the following stock option (the "Option") to purchase shares of the common stock of Coram Healthcare Corporation (the "Corporation") which has been granted pursuant to the automatic option grant program in effect under the Corporation's 1994 Stock Option/Stock Issuance Plan (the "Plan"):

        OPTIONEE:
                  --------------------------------
        GRANT DATE:
                    ------------------------------
        TYPE OF OPTION: Non-Statutory Stock Option

        EXERCISE PRICE: $          per share
                         ---------
        NUMBER OF OPTION SHARES: 75,000 shares

        EXPIRATION DATE:
                         -------------------------
        EXERCISE SCHEDULE: The Option is immediately exercisable for all the Option Shares.

        VESTING SCHEDULE: The Option Shares shall be unvested and subject to repurchase by the Corporation, at the Exercise Price paid per share, upon Optionee's cessation of service as a member of the Corporation's Board of Directors (the "Board"). Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall lapse, with respect to (i) twenty-five percent (25%) of the Option Shares upon Optionee's completion of one (1) year of Board service measured from the Grant Date and (ii) the balance of the Option Shares in equal successive monthly installments upon Optionee's completion of each of the next thirty-six (36) months of Board service measured from and after the first anniversary of the Grant Date. In no event shall any additional Option Shares vest following Optionee's cessation of Board service.

     Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Plan governing automatic option grants to Board members. Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A.

     Optionee hereby acknowledges receipt of a copy of the official Plan Summary and Prospectus attached hereto as Exhibit B. A copy of the Plan is also available upon request made to the Corporate Secretary at the Corporation's principal offices at One Lakeshore Centre, 3281 Guasti Road, Suite 700, Ontario, California 91761.

     REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL NOT BE TRANSFERABLE AND SHALL BE SUBJECT TO REPURCHASE BY THE CORPORATION AND ITS ASSIGNS, AT THE EXERCISE PRICE PAID PER SHARE, UPON OPTIONEE'S TERMINATION OF SERVICE WITH THE CORPORATION. THE TERMS AND CONDITIONS OF SUCH REPURCHASE RIGHT SHALL BE SET FORTH IN A STOCK ISSUANCE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

                                      (206)

     No provision of this Notice of Grant or the attached Automatic Stock Option Agreement shall in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

DATED:                        , 199
      ------------------------     --

                                          CORAM HEALTHCARE CORPORATION


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          ----------------------------------
                                                         OPTIONEE

                                          Address:
                                                  --------------------------

                                          ----------------------------------

ATTACHMENTS:

EXHIBIT A:  AUTOMATIC STOCK OPTION AGREEMENT
EXHIBIT B:  PLAN SUMMARY AND PROSPECTUS FOR NON-EMPLOYEE DIRECTORS

                                      (207)

                                                                    ANNUAL GRANT

                          CORAM HEALTHCARE CORPORATION

                    NOTICE OF GRANT OF NON-EMPLOYEE DIRECTOR
                             AUTOMATIC STOCK OPTION

     Notice is hereby given of the following stock option (the "Option") to purchase shares of the common stock of Coram Healthcare Corporation (the "Corporation") which has been granted pursuant to the automatic option grant program in effect under the Corporation's 1994 Stock Option/Stock Issuance Plan (the "Plan"):

        OPTIONEE:

        GRANT DATE:

        TYPE OF OPTION: Non-Statutory Stock Option

        EXERCISE PRICE: $          per share

        NUMBER OF OPTION SHARES: 2,500 shares

        EXPIRATION DATE:

        EXERCISE SCHEDULE: The Option is immediately exercisable for all the Option Shares.

        VESTING SCHEDULE: The Option Shares shall be unvested and subject to repurchase by the Corporation, at the Exercise Price paid per share, upon Optionee's cessation of service as a member of the Corporation's Board of Directors (the "Board"). Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall lapse with respect to, the Option Shares in a series of twelve (12) equal and successive monthly installments over Optionee's period of continued service as a Board member, with the first such installment to vest upon Optionee's completion of one (1) month of Board service measured from the Grant Date. In no event shall any additional Option Shares vest following Optionee's cessation of Board service.

     Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Plan governing automatic option grants to Board members. Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A.

     Optionee hereby acknowledges receipt of a copy of the official Plan Summary and Prospectus attached hereto as Exhibit B. A copy of the Plan is also available upon request made to the Corporate Secretary at the Corporation's principal offices at One Lakeshore Centre, 3281 Guasti Road, Suite 700, Ontario, California 91761.

     REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL NOT BE TRANSFERABLE AND SHALL BE SUBJECT TO REPURCHASE BY THE CORPORATION AND ITS ASSIGNS, AT THE EXERCISE PRICE PAID PER SHARE, UPON OPTIONEE'S TERMINATION OF SERVICE WITH THE CORPORATION. THE TERMS AND CONDITIONS OF SUCH REPURCHASE RIGHT SHALL BE SET FORTH IN A STOCK ISSUANCE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

                                      (208)

     No provision of this Notice of Grant or the attached Automatic Stock Option Agreement shall in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

DATED:                 , 199
      -----------------     --
                                          CORAM HEALTHCARE CORPORATION

                                          By:
                                             --------------------------------
                                          Title:
                                                -----------------------------


                                          -----------------------------------
                                                         OPTIONEE

                                          Address:
                                                  ---------------------------

                                          -----------------------------------

ATTACHMENTS:

EXHIBIT A:  AUTOMATIC STOCK OPTION AGREEMENT
EXHIBIT B:  PLAN SUMMARY AND PROSPECTUS FOR NON-EMPLOYEE DIRECTORS

                                      (209)